Exhibit 99.1

PRESS RELEASE

BUSINESS AND FINANCIAL EDITORS	WILLIAM J. OWEN

FOR IMMEDIATE RELEASE

Senior Vice President,

Investor Relations
818-676-3936

ZENITH DECLARES QUARTERLY DIVIDEND

WOODLAND HILLS, CALIFORNIA, February 6, 2009                                  Zenith National Insurance Corp. (NYSE:ZNT) today declared a regular quarterly cash dividend of $0.50 per share on its outstanding shares.  The dividend is payable May 14, 2009 to stockholders of record at the close of business on April 30, 2009.